UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 25, 2020

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44111 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On November 30, 2020, Concentrix Corporation (the “Company”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) with SYNNEX Corporation, pursuant to which SYNNEX agreed to separate the Company and its technology-infused customer experience solutions business from SYNNEX (the “Separation”) and distribute all of the issued and outstanding shares of the Company’s common stock to SYNNEX stockholders in a tax-free distribution (the “Distribution” and, together with the Separation, the “Spin-off”). The Distribution was effective at 12:01 a.m., Eastern Time, on December 1, 2020 (the “Effective Time”). SYNNEX stockholders received one share of the Company’s common stock for each share of SYNNEX common stock held as of the close of business on November 17, 2020. As a result of the Distribution, Concentrix is now an independent public company and its common stock is listed on the Nasdaq Stock Market under the symbol “CNXC.”
In addition to the Separation and Distribution Agreement, the Company, SYNNEX and certain of their respective subsidiaries also entered in several other agreements that set forth the principal actions taken or to be taken in connection with the spin-off and that govern the relationship of the parties following the Spin-Off, including the following:
•    Tax Matters Agreement, dated November 30, 2020;
•    Employee Matters Agreement, dated November 30, 2020; and
•    Commercial Agreement, dated December 1, 2020.
A summary of the material terms of these agreements can be found in the section entitled “Certain Relationships and Related Party Transactions” in the Company’s Information Statement (the “Information Statement”), which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated in this Item 1.01 by reference. The summary of each of these agreements is qualified in its entirety by reference to the full text of the agreements, which are filed as Exhibits 2.1, 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 2.03.    Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 30, 2020, the Company incurred term loan borrowings of $900 million under the Company’s previously disclosed Credit Agreement, dated October 16, 2020 (the “Credit Agreement”), and borrowings of $250 million under the Company’s previously disclosed accounts receivable securitization facility (the “Securitization Facility”). Substantially all of the proceeds from such indebtedness were transferred to SYNNEX on November 30, 2020 to eliminate debt owed by the Company to SYNNEX and in exchange for the contribution of certain Company trademarks from SYNNEX to the Company.
A summary of the terms of the Credit Facility and the Securitization Facility can be found in the section of the Information Statement entitled “Description of Material Indebtedness,”

which is incorporated in this Item 2.03 by reference. The summaries of the Credit Facility and the Securitization Facility are qualified in their entirety by reference to the Credit Facility, the Receivables Financing Agreement and the Receivables Purchase Agreement, which are filed as Exhibits 10.4, 10.5, and 10.6 to this Current Report on Form 8-K and incorporated in this Item 2.03 by reference.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Concentrix Corporation Board of Directors and Committees
In connection with the Spin-Off, as of immediately prior to the Effective Time, the Company’s Board of Directors (the “Board”) was increased from three directors to eight directors. Each of Christopher Caldwell, Teh-Chien Chou, LaVerne Council, Jennifer Deason, Kathryn Hayley and Kathryn Marinello was elected to the Board, and each of Dennis Polk and Ann Vezina, who had been previously elected to the Board, was re-elected to the Board by SYNNEX, as the Company’s sole stockholder, in each case effective as of immediately prior to the Effective Time. As of immediately prior to the Effective Time, Simon Leung, who had been serving as a member of the Board, ceased to be a director of the Company.
Biographical information for the Board members and a description of the Company’s non-employee director compensation program can be found in the sections of the Information Statement entitled “Board of Directors” and “Board Compensation,” respectively, which are incorporated in this Item 5.02 by reference.
Effective as of immediately prior to the Effective Time, Ms. Marinello was appointed Chairperson of the Board and members of the Board joined the standing committees of the Board as follows:
•Mr. Chou, Ms. Council and Ms. Deason were appointed to serve as members of the Audit Committee of the Board, with Mr. Chou appointed to serve as Chair;
•Ms. Hayley, Ms. Council and Ms. Vezina were appointed to serve as members of the Compensation Committee of the Board, with Ms. Hayley appointed to serve as Chair; and
•Mr. Chou, Ms. Deason, Ms. Hayley and Ms. Vezina were appointed to serve as members of the Nominating and Governance Committee of the Board, with Ms. Vezina appointed to serve as Chair.
As previously announced, Ms. Vezina, who had been serving on the Audit Committee, departed from the Audit Committee effective as of immediately prior to the Effective Time.

Concentrix Corporation Executive Officers
In connection with the consummation of the Spin-Off, as of immediately prior to the Effective Time, the following individuals were appointed or re-appointed to the offices of the Company set forth opposite their names:
•Christopher Caldwell, President and Chief Executive Officer;
•Andre Valentine, Chief Financial Officer;
•Cormac Twomey, Executive Vice President, Global Operations and Delivery;
•Richard Rosso, Executive Vice President, Global Sales and Account Management; and
•Steven Richie, Executive Vice President, Legal and Corporate Secretary.
Biographical information for the executive officers and a description of the Company’s executive compensation program can be found in the sections of the Information Statement entitled “Management” and “Executive Compensation,” respectively, which are incorporated in this Item 5.02 by reference.
As previously disclosed, on November 24, 2020, the Company entered into an offer letter with Mr. Caldwell (the “Offer Letter”) with respect to his continued service as Chief Executive Officer of the Company following the Spin-off. A summary of the material terms of the Offer Letter can be found in Item 5.02 of the Current Report on Form 8-K filed by the Company on November 25, 2020, which is incorporated in this Item 5.02 by reference. This summary is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.
Stock Incentive Plan
    On November 12, 2020, the Board approved the Company’s 2020 Stock Incentive Plan (the Incentive Plan”), to be effective as of the Effective Time and subject to approval by the Company’s sole stockholder. The Board further authorized the reservation of 4,000,000 shares of the Company’s common stock for issuance pursuant to the Incentive Plan. SYNNEX, as the Company’s sole stockholder, approved the Stock Incentive Plan on November 24, 2020. A summary of the material terms of the Incentive Plan can be found in the section of the Information Statement entitled “Executive Compensation—The Concentrix Corporation 2020 Equity Incentive Plan,” which is incorporated in this Item 5.02 by reference. The summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.
In connection with the Spin-Off, the Board approved an annual grant of restricted stock under the Incentive Plan for the 2020-2021 Board service year to each of the non-employee directors. Each annual grant will have a grant date fair market value of $125,000 prorated for the number of days from December 1, 2020 through March 17, 2021, the anniversary of the

SYNNEX 2020 annual meeting of stockholders. The restricted stock will be granted during the Company’s next open trading window and will vest in full on the date of the Company’s next annual meeting of stockholders.
Change of Control Severance Plan
In connection with the Spin-off, the Board approved a Change of Control Severance Plan (the “Severance Plan”) to be effective as of immediately prior to the Effective Time. The Severance Plan provides for severance benefits for eligible participants in the United States if the participant is terminated without cause within two months before or 12 months after a change of control of the Company (including a voluntary termination because of a reduction in salary or position or a relocation) and signs a standard release of claims. Mr. Caldwell, Mr. Valentine, Mr. Rosso and Mr. Richie are eligible to participate in the Severance Plan and, upon a qualifying termination, would be entitled to salary continuation at a rate equal to the average of total salary and bonus over the prior three years for a minimum of 18 months plus one month per year of employment after the eighteenth year of employment, up to a maximum of 24 months, and paid COBRA for two years. Severance payments would be delayed for six months following termination of employment to the extent required by Section 409A of the Internal Revenue Code. As a non-U.S. person, Mr. Twomey is not eligible to participate in the Severance Plan. This summary of the Severance Plan is qualified in its entirety by reference to the full text of the Severance Plan, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference
Indemnification Agreements
Effective December 1, 2020, the Company entered into agreements with each of the executive officers and directors of the Company that provide such individuals with the right to indemnification and expense advancement when acting in his or her official capacity for the Company (each, an “Indemnification Agreement”). A summary of the material terms of these agreements can be found in the section of the Information Statement entitled “Certain Relationships and Related Party Transactions— Indemnification Arrangements,” which is incorporated in this Item 5.02 by reference. The summary of the Indemnification Agreements is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 25, 2020, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and, effective as of immediately prior to the Effective Time, the Company amended and restated its Bylaws (the “Amended and Restated Bylaws”). A summary of the material terms of the Amended Restated Certificate of Incorporation and the Amended and Restated Bylaws is set forth in the section of the Information Statement entitled “Description of Capital Stock,” which is incorporated in this Item 5.03 by reference. The summary of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws,

which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated in this Item 5.03 by reference.
Item 5.05.    Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.
In connection with the Spin-Off, the Board adopted a Code of Ethical Business Conduct, effective as of immediately prior to the Effective Time. A copy of the Company’s Code of Ethical Business Conduct is available on the Company’s website at www.concentrix.com.
Item 8.01.    Other Events.
On December 1, 2020, the Company issued a press release announcing the completion of the Spin-Off. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.    Description
    2.1    Separation and Distribution Agreement, dated as of November 30, 2020, by and between Concentrix Corporation and SYNNEX Corporation.*
    3.1    Amended and Restated Certificate of Incorporation of Concentrix Corporation.
    3.2    Amended and Restated Bylaws of Concentrix Corporation.
    10.1    Tax Matters Agreement, dated as of November 30, 2020, by and between Concentrix Corporation and SYNNEX Corporation.
    10.2    Employee Matters Agreement, dated as of November 30, 2020, by and between Concentrix Corporation and SYNNEX Corporation.
    10.3    SYNNEX-Concentrix Commercial Agreement, dated as of December 1, 2020, by and between Concentrix Solutions Corporation and SYNNEX Corporation.
    10.4    Credit Agreement, dated as of October 16, 2020, by and among Concentrix Corporation, the subsidiaries of Concentrix Corporation named therein, the lenders party thereto, and Bank of America, N.A., as administrative agent (incorporated by refence to Exhibit 10.6 to Amendment No. 2 to the Registration Statement on Form 10 filed by Concentrix Corporation on October 30, 2020 (File No. 001-39494)).
    10.5    Receivables Financing Agreement, dated as of October 30, 2020, by and among Concentrix Receivables, Inc., as borrower, the Company, as initial servicer, the lenders party thereto, and PNC Bank, National Association, as administrative agent (incorporated by refence to Exhibit 10.7 to Amendment No. 2 to the

Registration Statement on Form 10 filed by Concentrix Corporation on October 30, 2020 (File No. 001-39494)).
    10.6    Receivables Purchase Agreement, dated as of October 30, 2020, by and among Concentrix Receivables, Inc., the Company, as servicer, and the subsidiaries of the Company named therein, as originators (incorporated by refence to Exhibit 10.8 to Amendment No. 2 to the Registration Statement on Form 10 filed by Concentrix Corporation on October 30, 2020 (File No. 001-39494)).
    10.7    Offer Letter, dated as of November 24, 2020, by and between Concentrix Corporation and Christopher Caldwell (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Concentrix Corporation on November 25, 2020 (File No. 001-39494)).
    10.8    Concentrix Corporation 2020 Stock Incentive Plan.
    10.9    Concentrix Corporation Change of Control Severance Plan.
    10.10    Form of Indemnification Agreement between the Company and individual directors and officers (incorporated by refence to Exhibit 10.4 to Amendment No. 1 to the Registration Statement on Form 10 filed by Concentrix Corporation on October 13, 2020 (File No. 001-39494)).
    99.1    Information Statement of Concentrix Corporation (incorporated by reference to Exhibit 99.1 to Amendment No. 3 to the Registration Statement on Form 10 filed by Concentrix Corporation on November 4, 2020 (File No. 001-39494)).
    99.2    Press release issued by Concentrix Corporation on December 1, 2020.
*     Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Concentrix Corporation hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2020	CONCENTRIX CORPORATION

	By:	/s/ Steven L. Richie
Steven L. Richie Executive Vice President, Legal